                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 SEPTEMBER 1997
                            PAYMENT October 15, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                CUSIP#                       393534AA0
                                Trust Account #             33-31829-0
                                Distribution Date:    October 15, 1997


SECURITIZED NET INTEREST MARGIN CERTIFICATES                   Per $1,000
--------------------------------------------                    ORIGINAL
                                                               ---------


1.   Amount Available                    5,378,193.19

Interest

2.   Aggregate Interest                  1,371,382.55          2.69957195

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest    1,371,382.55

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                        4,006,810.64          7.88742252

7.   Remaining outstanding principal
     balance                           234,494,502.61         461.6033516
     Pool Factor                            .46160335

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date       345,620,217.50**

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 SEPTEMBER 1997
                            PAYMENT October 15, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                  CUSIP#                       393534AA0
                                  Trust Account #             33-31829-0
                                  Distribution Date:    October 15, 1997

SECURITIZED NET INTEREST MARGIN                         PER $1,000
-------------------------------                          ORIGINAL
CERTIFICATES                                            ----------
------------


9.   Aggregate amount on deposit in
     reserve funds:
     (i)  attributable to the Residual
          Assets                          76,336,301.40
     (ii) attributable to this
          securitization                  24,157,613.64

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                       7,357,777.52

11.  Weighted average CPR                         15.00%

12.  Weighted average CDR                          2.19%

13.  Annualized net loss percentage                1.21%

14.  Delinquency    30-59 day                       .79%
                    60-89 day                      0.28%
                    90+ day                        0.40%
                    Total 30+                      1.47%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

     GREEN TREE FINANCIAL CORP.
     NET INTEREST MARGIN TRUST 1994-A
     SEPTEMBER 1997

     PAYMENT October 15, 1997



                                          Fee Assets
                 --------------------------------------------------------------
                   Guarantee     GNMA         Excess      Inside      Fee Asset
                      Fees      Excess      Servicing      Refi         Total
                 ------------ -----------  ----------  ------------   ----------

MaHCS 1987-A       24,405.12                5,743.84        381.12     30,530.08
MaHCS 1987-B       39,538.16               14,654.61      1,154.92     55,347.69
MLMI 1987B         31,745.35                3,858.98                   35,604.33
MLMI 1987C         38,361.85                6,997.29                   45,359.14
MLMI 1988E         39,143.25                6,814.26      2,529.87     48,487.38
MLMI 1988H                                  6,917.96                    6,917.96
MLMI 1988Q                                 10,561.40                   10,561.40
MLMI 1988X                                  8,110.20                    8,110.20
MLMI 1989B                                  4,810.27                    4,810.27
MLMI 1989D                                  9,702.37                    9,702.37
MLMI 1989F         27,148.50               13,816.15      4,621.61     45,586.26
MLMI 1989H                                                1,566.48      1,566.48
MLMI 1990B                                  7,901.67      3,308.84     11,210.51
MLMI 1990D         17,556.64               11,551.37      2,462.82     31,570.83
MLMI 1990G                                                7,132.42      7,132.42
MLMI 1990I
MLMI 1991B                                 10,373.31                   10,373.31
MLMI 1991D                                 14,887.30                   14,887.30
MLMI 1991G                                 21,443.01                   21,443.01
MLMI 1991I                                 22,862.79                   22,862.79
MLMI 1992B                                 72,246.69                   72,246.69
MLMI 1992D                                  4,157.10                    4,157.10
GTFC 1992-1       227,668.17               48,657.06     38,134.44    314,477.67
GTFC 1992-2        81,809.12               60,492.87     26,448.63    168,750.62
GTFC 1993-1       149,687.28               54,877.70     41,600.52    246,165.50
GTFC 1993-2       234,726.94              106,592.37     58,227.56    399,546.87
GTFC 1993-3       604,800.07              163,116.19    108,729.21    876,645.47
GTFC 1993-4              .00              187,545.86                  187,545.86
                ----------------------------------------------------------------
Conventional    1,516,608.45              878,692.62    296,298.44  2,691,599.51


                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 SEPTEMBER 1997
                            PAYMENT October 15, 1997




   GNMA Servicing Fees        2,120,433.59     114,777.50     2,235,211.09
   FHA Payment                 (707,813.61)                    (707,813.61)
   Servicing                   (351,020.41)                    (351,020.41)
   Prepayment shortfalls        (25,987.40)                     (25,987.40)
   Liquidation Losses          (134,523.21)                    (134,523.21)
                              ---------------------------------------------
   GNMA                         901,088.96     114,777.50     1,015,866.46


Total amount of Guarantee Fees, GNMA Excess Spread, Excess
Servicing Fees, and Inside Refinance Payments                     3,707,465.97

Payment on Finance 1 Note                                         3,707,465.97

Allocable to Interest (current)                                     605,060.91

Allocable to accrued but unpaid Interest                                   .00

Accrued and unpaid Trustee Fees                                            .00

Allocable to Principal                                            3,102,405.06

Finance 1 Note Principal Balance                                102,125,579.44

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 SEPTEMBER 1997
                            PAYMENT October 15, 1997


                                 Inside
                    Residual      Refi         Total
                 -----------  ------------  ----------
MaHCS 1987-A             .00                       .00
MaHCS 1987-B             .00                       .00
MLMI 1987B               .00                       .00
MLMI 1987C               .00                       .00
MLMI 1988E               .00                       .00
MLMI 1988H         20,349.32    1,724.13     22,073.45
MLMI 1988Q         12,961.88    3,680.86     16,642.74
MLMI 1988x         17,091.83    2,712.44     19,804.27
MLMI 1989B         24,271.03         .00     24,271.03
MLMI 1989D               .00    1,289.43      1,289.43
MLMI 1989F               .00                       .00
MLMI 1989H               .00                       .00
MLMI 1990B               .00                       .00
MLMI 1990D               .00                       .00
MLMI 1990G               .00                       .00
MLMI 1990I               .00   44,973.29     44,973.29
MLMI 1991B         87,693.46   17,961.59    105,655.05
MLMI 1991D         52,921.28    4,784.85     57,706.13
MLMI 1991G        140,499.38   54,299.58    194,798.96
MLMI 1991I        116,365.68   79,866.70    196,232.38
MLMI 1992B        405,239.23  164,269.08    569,508.31
MLMI 1992D                     57,639.95     57,639.95
GTFC 1992-1              .00                       .00
GTFC 1992-2              .00                       .00
GTFC 1993-1              .00                       .00
GTFC 1993-2              .00                       .00
GTFC 1993-3              .00                       .00
GTFC 1993-4       284,940.48   75,191.75    360,132.23
                --------------------------------------
                1,162,333.57  508,393.65  1,670,727.22

Total Residual and Inside
 Refinance Payments                       1,670,727.22
                                          ------------